Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 10 - commitments and contingencies:

a.	Legal proceedings:

1.	Re. Ability, Inc. Securities Litigation

In 2016, a purported class action lawsuit, captioned In re Ability Inc. Securities Litigation, Master File No. 16-cv-03893-VM (S.D.N.Y) was filed against the Company, Anatoly Hurgin, Avi Levin, Benjamin Gordon, and BDO Ziv Haft in the Southern District of New York in the United States. The complaint asserts claims pursuant to Section 10(b) and 20(a) of the Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder on behalf of a putative class of all purchasers of the Company's ordinary shares between September 8, 2015 and April 29, 2016. The complaint broadly alleges that certain of the Company's public statements were false, and that the Company materially overstated its income and failed to disclose that it had material weaknesses in its internal controls. The complaint does not specify the amount of damages sought. On July 25, 2016, a second purported class action lawsuit was filed against the Company, Anatoly Hurgin and Avi Levin in the Southern District of New York in the United States (the "NY Class Action"). Plaintiffs Ametren L.P. and Theodore Zwicker were appointed co-lead plaintiffs. The Second Amended Consolidated Complaint asserted claims pursuant to Section 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder on behalf of a putative class of all purchasers of the Company's ordinary shares between September 8, 2015 and April 29, 2016. The complaint broadly alleges that the Company's financial statements were false and misleading and were not prepared in conformity with GAAP, nor was the financial information a fair presentation of the Company's operations. The complaint does not specify the amount of damages sought. These two putative class actions have been consolidated into one action and co-lead plaintiffs have been appointed. In accordance with a schedule adopted by the court, co-lead plaintiffs filed an amended complaint on April 28, 2017. In the amended complaint, co-lead plaintiffs have added the Company's former director, Benjamin Gordon and the Company's auditor, BDO Ziv Haft as defendants. The amended complaint asserts claims pursuant to Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder against all defendants, a claim pursuant to Section 20(a) of the Exchange Act against Messrs. Hurgin, Levin and Benjamin Gordon, a claim pursuant to Section 11 of the Securities Act against the Company, BDO Ziv Haft and Messrs. Hurgin and Benjamin Gordon, and a claim pursuant to Section 15 of the Securities Act against Messrs. Hurgin, Levin and Benjamin Gordon on behalf of a putative class of all purchasers of the Company's ordinary shares between September 8, 2015 and April 29, 2016. The complaint did not specify the amount of damages sought. On April 25, 2018, the parties reached an agreement (and signed a Stipulation and Agreement of Settlement) to settle all of the claims in the action, pending approval by the Court. The settlement provided for an aggregate settlement payment of $3.0 million, which includes all plaintiffs' attorneys' fees and expenses, as well as any other class notice and administrative fees related to the resolution of the NY Class Action. The settlement included the dismissal of all claims against the Company and the named individuals in the action. $250,000 of the $3.0 million settlement amount would be funded by the Company and the remaining $2.75 million would be funded with the Company's insurance proceeds or contributed by other defendants. On September 14, 2018, the court granted final approval to the settlement, overruling the one objection that was filed. The approval of the settlement (and entry of judgment thereon) caused the dismissal of all claims against the Company and the named individuals in the NY Class Action. On September 17, 2018, the objector whose objection was overruled, Brian Levy, filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On March 8, 2019, Brian Levy filed a stipulation, executed by all parties to the appeal, withdrawing the appeal with prejudice.

On March 18, 2019, the Appellate Court so-ordered the stipulation. On June 26, 2019, the Court entered an Order granting plaintiffs' unopposed Motion for Entry of a Class Distribution Order, seeking, among other relief, an order authorizing distribution of the settlement fund to authorized claimants.

In connection with the entry into of the settlement of the NY Class Action, the Company entered into an agreement with its insurer (the "Discharge Agreement") pursuant to which the Company agreed to discharge the insurer from liability with respect to any U.S. claims (excluding the Ladragor Litigation in Israel) in consideration for an aggregate settlement amount of $5.0 million, of which $2.5 million is to be used for settlement of the New York Class Action Litigation and the remaining amount is to be used to cover various defense and legal costs. Accordingly, no insurance proceeds will be available for any U.S. claims other than with respect to the settlement of the NY Class Action. The Company did not record any provision with respect to this litigation.

2.	Pottash Litigation

On December 13, 2016, a complaint, captioned Pottash v. Benjamin Gordon et. al., Case No. 50-2016-CA-013823, was filed in the 15th Circuit, Palm Beach County, Florida in the United States, against the Company, its former director, Benjamin Gordon, BG Strategic Advisors, LLC, Cambridge Capital, LLC and Jonathan Morris, in his capacity as trustee of the Gordon Family 2007 Trust. On January 23, 2017, the plaintiff filed an amended complaint. On March 2, 2017, the Company filed a motion to dismiss all of the claims asserted against it in the amended complaint. On the same day, Benjamin Gordon and BG Strategic Advisors also filed motions seeking the dismissal of the amended complaint in its entirety. On November 27, 2017, the plaintiff filed a second amended complaint against the Company, Benjamin Gordon and Jonathan Morris. The complaint alleges violations of Florida State securities laws, common law fraud, negligent misrepresentation and conspiracy. On January 17, 2018, the Company filed a motion to dismiss seeking the dismissal of all claims asserted against it on various legal grounds. The co-defendants also filed motions seeking dismissal of the second amended complaint.

Based on the arguments for dismissal, the plaintiff elected to amend the allegations and the plaintiff filed his third amended complaint on August 17, 2018. The Company then filed its motion to dismiss directed at the third amended complaint on October 1, 2018. The Court held a hearing on the Company's motion to dismiss, granted the Company's motion to dismiss without prejudice, and provided the plaintiff with the opportunity to file a further amended complaint.

Thereafter, the plaintiff filed his fourth amended complaint on March 14, 2019, and the Company filed a motion to dismiss the fourth amended complaint. On May 21, 2020, the Court entered an order denying the Company's motion to dismiss, in part, and deferring ruling, in part. The Company is the process of preparing supplemental briefing in connection with the motion to dismiss as requested by the Court, and the Company intends to continue vigorously defend against this action. Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time.  ACSI recorded a provision of $200,000 as of December 31, 2019, for this litigation along with the Hammel litigation, see 10.a.3. below, even though, the Company intends to vigorously defend against this action.

3.	Hammel Litigation

On January 19, 2018, a complaint, captioned Hammel v. Benjamin Gordon et. al (Case No. 50-2018-CA-000762-MB-AG), was filed in the 15th Circuit, Palm Beach County, Florida in the United States, against the Company, Benjamin Gordon and Jonathan Morris. The complaint alleges that the defendants, through a series of misrepresentations and omissions, induced the plaintiff, Robert Hammel, to invest in the stock of Cambridge. Plaintiff alleges to have lost more than $1.6 million due to the defendants' conduct. In a summons issued in February 26, 2018, the Company was also named as one of the defendants. The Company filed a motion to dismiss the complaint.

Based on the arguments for dismissal, the plaintiff elected to amend the allegations and the plaintiff filed his third amended complaint on August 17, 2018. The Company filed our motion to dismiss directed at the third amended complaint on October 1, 2018, and the Company intends to vigorously defend against this action. Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time. ACSI recorded a provision of $200,000 as of December 31, 2019 for this litigation along with the Pottash litigation, see 10.a.2. above, even though, the Company intends to vigorously defend against this action.

4.	Patent Infringement Litigation

On October 27, 2015, ACSI received a notice alleging that its GSM interception and decryption systems allegedly fall within the claims of an Israeli patent owned by the claimant. The notice demands an accounting of all such products manufactured, exported, sold or otherwise commercialized by ACSI and/or any entity on its behalf. On November 12, 2015, a lawsuit, captioned Dr. Elad Barkan et al. v. Ability Computer & Software Industries Ltd. et al. C.C. 29551-11-15, alleging patent infringement, violation of a non-disclosure agreement, trade secret misappropriation and unjust enrichment, was filed with the Central District Court in Israel by a company and an individual originally against ACSI and the Significant Shareholders. The amount sought in the lawsuit for court fee purposes is NIS 5.0 million (approximately $1.4 million based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019), however the plaintiffs have not yet quantified the amount of the compensation demanded. Furthermore, the plaintiffs demanded to immediately cease any infringement of the patent as well as any further use of the claimed technology, including the further manufacture, export, sale or marketing of the alleged infringing products. On April 5, 2016, ACSI and the Significant Shareholders filed a statement of defense. On May 23, 2016, the plaintiffs filed a petition to add the Company, Ability Limited, a company wholly-owned by Anatoly Hurgin, and ASM as defendants and to amend the statement of claim. The parties then agreed to appoint a mediator in an attempt to settle the dispute out of court, and agreed, with the approval of the court, on a stay of proceedings until September 2016. However, the parties did not reach an agreement by that time. On October 9, 2016, upon the application of the original defendants and with the plaintiffs' consent, the court decided to stay the proceedings until a decision is handed down on a related pending application to the Israeli Patent Registrar to revoke the patent in dispute. On August 23, 2017, the Deputy Patent Registrar decided to reject the revocation application, and on August 28, 2017 the plaintiffs informed the court of the deputy registrar's decision, and requested to resume the proceedings and instruct the original defendants (ACSI and the Significant Shareholders) to file their response to the petition to join the Company, Ability Limited and ASM as defendants (a response was filed on September 25, 2017, and a rejoinder was filed by the plaintiffs on October 22, 2017). On December 25, 2017, the original defendants filed a petition to order the plaintiffs to deposit a guarantee as security for costs of the trial. A second pre-trial hearing was held on January 17, 2018, in which the court decided that the plaintiffs were allowed to amend the statement of claim without having the consent either of the original defendants or the Company, Ability Limited and ASM to the content of the amended statement of claim, and without waiving the right to request dismissal of the amended suit (partially or completely). The court also decided that the petition to order the plaintiffs to deposit a guarantee as security for costs will be adjudicated after the statement of case is amended. On March 15, 2018 the plaintiffs filed an amended statement of claims against the original defendants, as well as against the Company, Ability Limited and ASM.

On May 30, 2018 the defendants filed an amended statement of defense along with two petitions: (1) a petition for issuing a decision on the petition to order the plaintiffs to deposit a guarantee as security for costs; (2) a petition for dismissing the case in limine. On July 11, 2018 and July 18, 2018, two pre-trial hearings were held, and the court decided to order the plaintiffs to deposit a guarantee of NIS 100,000 (approximately $29 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) as a security for costs. In addition, the defendants were asked by the court to reconsider their position regarding the petition for dismissing the case in limine. On July 24, 2018, the parties jointly informed the court that: (1) without waiving any contentions or rights, the defendants would not insist on the petition for dismissing the case in limine, and the contentions raised in the petition for dismissing the case in limine would be decided in the final judgement or in any interim decision; (2) they agree to appoint again a mediator (Adv. Reuven Behar) in an attempt to settle the dispute out of court via mediation limited in duration for no longer than six months; and (3) to set dates for pre-trial procedures (discovery and interrogatories), for a pre-trial hearing and for filing evidence. Accordingly, on July 24, 2018 the court decided to dismiss the petition for dismissing the case in limine without mutually waving any contentions or rights, and set dates for discovery and for exchanging of and replying to interrogatories (originally the entire procedure should have been completed by the end of October 2018, and later it was extended to December 2018). On August 6, 2018 the parties jointly applied to the mediator, Adv. Behar and the mediation process is ongoing. On December 17, 2018, the parties exchanged discovery affidavits and interrogatories. On February 20, 2019, a pre-trial hearing was held. The court decided, in accordance with the consent of the parties, to extend the timetable for the pre-trial procedures: (1) completion of discovery and replying to interrogatories by March 31, 2019; (2) filing petitions concerning the pre-trial procedures by May 2, 2019; and (3) filing responses to the petitions by May 23, 2019. A pre-trial hearing was set for June 24, 2019. The defendants filed an amended statement of claims on February 27, 2019. On April 4, 2019, after a short extension was agreed on and was approved by the court, the parties exchanged replies to interrogatories and complementary discovery affidavits. On May 2, 2019 the defendants filed a petition for a mandatory order requiring the plaintiffs to reply to interrogatories and a petition for a mandatory order for disclosure and examination of certain documents. On June 16, 2019 (after a short extension was agreed on and was approved by the court) the plaintiffs filed their responses to both petitions. On September 11, 2019 (after the pre-trial hearing which was set for June 24, 2019 had been adjourned) a pre-trial hearing was held, and the court gave its decisions with respect to the petitions for a mandatory order requiring the plaintiffs to reply to interrogatories and for a mandatory order for disclosure and examination of certain documents which was filed by the defendants. In addition, it was agreed by the parties that an expert on behalf of the plaintiffs would examine the allegedly infringing products after signing a confidentiality commitment. A pre-trial hearing was originally set for January 13, 2020, but was later adjourned to January 20, 2020. The parties exchanged drafts for such a confidentiality commitment and agreed on dates for performing the examination. Nevertheless, the plaintiffs informed the defendants that solely based on the available allegedly infringing products themselves, the expert on behalf of the plaintiffs will not be able to examine whether the products infringe the patent, and the examination did not take place. On December 16, 2019 the plaintiffs filed a petition for shifting the burden of proof to the defendants. The defendants filed a response on December 30, 2019, and the plaintiffs filed a rejoinder on January 9, 2020. On February 10, 2020 a pre-trial hearing was held, and the court decided that the petition for shifting the burden of proof to the defendants is unnecessary, since the decision of September 11, 2019 should be interpreted so that the meaning of the consent of the parties regarding the examination of the allegedly infringing products by the expert on behalf of the plaintiffs is that it includes examination of source codes, and that the examination should take place (the examination was scheduled to March 3, 2020). On February 20, 2020 the defendants filed a petition to correct the decision of September 11, 2019 because their consent regarding the examination by the expert on behalf of the plaintiffs was not as was interpreted by the court. On March 11, 2020 the plaintiffs filed a response as well as a recurring petition to shift the burden of proof to the defendants and alternatively for deleting the statement of defense, since the expert on behalf of the plaintiff did not receive source codes during the examination. On May 6, 2020 the defendants filed a rejoinder and a response to the recurring petition for shifting the burden on proof. On May 11, 2020 a hearing was held, and the court dismissed the petition of the defendants to correct the decision of September 11, 2019, and decided that the defendants should allow the expert on behalf of the plaintiff to examine the source codes of the allegedly infringing deciphers in 30 days, and therefore the recurring petition for shifting the burden of proof is unnecessary, and also decided that the defendant will bear costs in a total sum of NIS 12,000 (approximately $3,470 based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019). On May 27, 2020 the defendants filed an application for extending the time set by the court for the examination of the source codes of the allegedly infringing deciphers, and on June 2, 2020, the court allowed the requested extension. On June 8, 2020 the defendants filed an application (with the plaintiffs' consent) before the Supreme Court for extending the time for filing a request for leave to appeal the decision of May 11, 2020 until July 26, 2020, and the extension was allowed.

In addition, after the Deputy Patent Registrar decided to reject the revocation application, which was filed by a third party, on August 23, 2017, the patentee, Dr. Barkan, filed a request to have the specification of the patent amended an amended version of (amendment of some of the patent's claims) on September 28, 2017. The requested amendment was subject to opposition by third parties until December 28, 2017. On December 27, 2017, ACSI filed with the Patent Registrar an opposition to the request to have the specification of the patent amended. On March 15, 2018, ACSI filed its statement of claims, arguing that the request should be dismissed for various reasons. Dr. Barkan filed his statement of claims on June 14, 2018. On November 28, 2018, ACSI filed its evidence (an expert opinion). On December 5, 2018, Dr. Barkan informed that he waived his right to file evidence, and later informed that he did not intend to cross-examine the expert on behalf of ACSI, but on February 11, 2019, the deputy registrar decided to summon the expert on behalf of ACSI to testify. On February 14, 2019, a hearing took place. On February 20, 2019, the deputy registrar decided to dismiss ACSI's opposition and decided that ACSI will bear costs in a total sum of NIS 33,000 (approximately $10 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019).

On March 19, 2019, ACSI filed an appeal on the deputy patent registrar's decision to the District Court of Tel Aviv (C.A. 45733-03-19). A brief of main arguments and exhibits were filed by the appellant and by the respondent on March 17, 2020 and on March 29, 2020, respectively. A hearing should have been held on April 21, 2020, but due to the COVID-19 crisis it was adjourned to December 3, 2020. The Company did not record any provision with respect to this litigation

5.	Ladragor Litigation

On May 4, 2016, the Company was served with a lawsuit and a motion for the certification of the lawsuit as class action, captioned Ladragror v. Ability Inc. et al. C.A. 8482-05-16, in the Tel Aviv District Court in Israel, filed, against the Company, Anatoly Hurgin, Alexander Aurovsky, and Benjamin Gordon and Mitchell Gordon. The claim alleges, among other things, that the Company misled the public in our public filings with regard to its financial condition and included misleading information (or omitted to include relevant information) in its financial statements published in connection with the January 12, 2016 listing of shares for trading on the Tel Aviv Stock Exchange. In addition, the claim alleges that the defendant directors breached their fiduciary duty under Israeli law towards the public shareholders. The claim alleges that the plaintiff suffered personal damages of NIS 137.7 (approximately $39.8 based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019), and estimates that its shareholders suffered damages of approximately NIS 23.3 million (approximately $6.7 million based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019). On September 15, 2016, the Company filed a motion for a stay of proceedings, due to other pending class action lawsuits in the United States that also relate (among other things) to the stated causes of action and based on similar claims. The Court required the parties to update the Court on the status of the United States class actions by March 15, 2017. On March 15, 2017, the plaintiff filed an update and requested that proceedings be stayed until the completion of the internal investigation of the audit committee. On the same day, the Company filed a separate update with respect to the United States class actions, together with a motion for a stay of proceedings pending resolution of the consolidated United States class actions. On March 16, 2017, the Court held that the plaintiff must respond to the motion to stay proceedings pending resolution of the consolidated United States class actions. On March 26, 2017, the plaintiff filed a partial response, requesting an extension until May 15, 2017 to file a full response, alleging that the publication of the Company's annual financial statements, together with the findings of the internal investigation, would affect its position on its motion to stay proceedings. On May 23, 2017, the Court granted the plaintiff the requested extension. On May 15, 2017, the plaintiff filed a motion asking for an additional three-month extension to file a full response, among other things, as the Company had not filed its annual financial statements or published the findings of the internal investigation. On August 14, 2017, the Company and Messrs. Hurgin and Aurovsky filed a notice regarding their counsel substitution. In light of this, the judge decided on August 27, 2017 to recuse herself from the case. On August 21, 2017, the plaintiff filed a motion and an updated notice in which he claimed that the Company had not yet published the report of the internal investigation, and hence the reasons for granting him a continuance to file his response to the motion to stay of proceedings are still relevant. The plaintiff also informed the Court that in the U.S. proceedings, the parties agreed to mediation, and the mediation meeting was scheduled in October 2017. The plaintiff asked the Court to file an update notice in 90 days. On August 28, 2017, the Court ordered the parties to file an update notice on September 28, 2017. On September 28, 2017 and November 7, 2017, the plaintiff, the Company, and Messrs. Hurgin and Aurovsky updated the Court that the mediation process in the U.S. was still pending. On July 1, 2019, the parties, except of Mitchell Gordon and Benjamin Gordon, have signed a Settlement Agreement (the "Settling Parties" and the "Settlement Agreement", respectively). The Settlement Agreement applies to any party that purchased shares of the Company on the Tel Aviv Stock Exchange and index-tracking investment products that include shares of the Company (directly or indirectly) during the period between January 12, 2016 and May 2, 2016, and were holding it at May 2, 2016, excluding the Respondents (the "Members of the Class"). The total compensation amount is the sum of approximately NIS 0.694 (approximately $0.2 based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) for each share held on May 2, 2016, less the expenses related to the execution of the Settlement Agreement. In accordance with the Settlement Agreement, the Respondents' Insurer will transfer a sum of NIS 1,293,521 (approximately $374 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) to a trust account that will be opened by the Counsel of the Representative Plaintiff. The Trustee will deduct from this sum (and from the profits accrued thereon) any tax required under law, payments to the Clearing House of the Stock Exchange and the members of the Stock Exchange for the execution of the payment mechanism and/or any expense required for the execution of the payment mechanism and/or under this Settlement Agreement and/or applicable to the funds in trust. The balance of the funds after the deductions as stated will be hereinafter the "Net Payment Amount". According to the Settlement Agreement, inter alia, Members of the Class will be entitled to compensation for each share of the Company that they held on May 2, 2016, in an amount equal to the division of the Net Payment Amount (in addition to the profits accrued on the same amount until the transfer date of the Compensation to the Members of the Class) by 1,863,863, which is the estimated number of shares traded in Israel during the relevant period. The Settling Parties also recommended that the Court rule that the Respondents, except of Mitchell Gordon and Benjamin Gordon ("Respondents 1-3"), through their Insurer, will pay the Representative Plaintiff and his Counsel, the following sums: (1) A total amount of NIS 106,725 (approximately $31 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) to the Representative Plaintiff as special remuneration; (2) A total amount of NIS 285,302 (approximately $83 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019), in addition with lawful VAT, to the Counsel of the Representative Plaintiff, as their fees; (3) An amount of NIS 35,000 (approximately $10 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019), in addition with lawful VAT, to the Counsel of the Representative Plaintiff, as their fees in their capacity as Trustee. On July 7, 2019 the parties filed with the Court a motion to approve the Settlement Agreement (the "Motion to Approve"). On the same day, the Court ordered Respondents 1-3 to publish a notice to the public regarding the Motion to Approve (the "First Notice"). The First Notice was published on July 10, 2019. On August 13, 2019 the Attorney General notified the Court that he has no objections to the Settlement Agreement. In addition, no objections to the Settlement Agreement were raised by the public. Therefore, on August 27, 2019, the Court approved the Settlement Agreement, and ordered Respondents 1-3 to publish a notice to the public regarding the approval of the Settlement Agreement. Such notice was published on September 1, 2019. Currently, the Settlement Agreement is being implemented. As referenced in Section (2) above, the Ladragor Litigation is not subject to the Discharge Agreement. The Company did not record any provision with respect to this litigation.

6.	Mitchell Gordon v. Ability Inc.

On June 22, 2018, Mitchell Gordon, the former Chief Financial Officer of Cambridge, filed a Summons with Notice, or the Notice, against the Company in the Supreme Court of the State of New York, New York County (Index No. 653124/2018) (the "NY Action"). In the Notice, Mitchell Gordon describes the nature of his claims as ones for breach of contract and unjust enrichment against the Company based on the Company's alleged failure to indemnify him under the terms of the Amended and Restated Memorandum and Articles of Association of the Company, adopted by special resolution and passed with effect on December 23, 2015. Mitchell Gordon purports to seek compensatory damages in the amount of at least $325,000.

On January 8, 2019, the Court entered an Order extending Mitchell Gordon's time to serve the Summons with Notice upon us until May 8, 2019. On April 8, 2019, the Clerk of the Supreme Court of the State of New York, New York County posted on the docket a certificate from the Israeli Courts Administration that the Notice was served upon the Company on December 20, 2018.

On July 2, 2019, Mitchell Gordon filed a Motion for the Entry of a Default Judgment against the Company. That motion for a default judgment was denied, without prejudice, on October 3, 2019. In November 2019, Mitchell Gordon and the Company entered into a confidential settlement agreement, and in a related matter, Mitchell Gordon entered into a "Discharge Agreement" with the Company's insurance company. Pursuant to the settlement with the Company, upon Mitchell Gordon receiving payment from the insurance company of $250,000, Mitchell Gordon agreed to discontinue the NY Action, with prejudice. After Mitchell Gordon received this payment from the insurance company in December 2019, Mitchell Gordon filed the notice of discontinuance, with prejudice, of the NY Action on December 4, 2019. The settlement agreement contained mutual releases between the Company and Mitchell Gordon as to all claims concerning the NY Action, with one exception that provided for a limited indemnification right by Mitchell Gordon. Specifically, Mitchell Gordon shall have a right to file a legal action to attempt to seek limited indemnification from the Company for reasonable attorney's fees that exceed $50,000 ("Limited Indemnification"), if all four of the following conditions are satisfied: i. In the case of SEC v. Hurgin, et al., No. 1:19-cv-05705 (S.D.N.Y.) ("SEC Litigation"), Gordon is served with a subpoena and required to produce documents or testify at a deposition in the SEC Litigation; ii. Gordon incurs and pays attorney's fees of $50,000 as a direct result of producing documents and/or providing a deposition in the SEC Litigation; iii. Gordon satisfies all other requirements (including under Ability's corporate governance documents) for obtaining indemnification; and iv. Assuming Gordon satisfies conditions i. through iii. above, Gordon must file such action against the Company for Limited Indemnification only in an appropriate court in Israel. In any such action, the Company reserved all defenses or arguments as to whether Gordon is entitled to indemnification.

7.	Benjamin Gordon v. Guest Krieger Limited and XL Insurance Company SE

On September 10, 2019, Mr. Benjamin Gordon, a former director of the Company, filed a lawsuit against Guest Krieger Limited and XL Insurance Company SE (the "Insurance Company") with the Tel Aviv-Yafo District Court (the "Court" and the "Claim", respectively). As part of the Claim, Mr. Gordon requested the Court to order the Insurance Company to reimburse him for his legal fees in several legal proceeding in the US and in Israel, in accordance with "Directors & Officers Liability & Company Reimbursement Insurance" policy (the "Policy"). The amount sued by Mr. Gordon is NIS 13.0 million (approximately $3.8 million based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019).

On December 12, 2019, the Insurance Company filed a Statement of defense, in which it denied Mr. Gordon's claims, and stated that his alleged expenses were not covered by the Policy.

On January 9, 2020, Mr. Gordon filed a response to the Insurance Company's statement of defense.

According to the Discharge Agreement signed by the Company and the Insurance Company, the Company shall indemnify the Insurance Company for any payments which the Court will impose on the Insurance Company in the proceeding, and also for the Insurance Company's reasonable legal expenses and lawyers' fees.

Mr. Gordon and the Insurance Company agreed to appoint Hon. Justice (Ret.) Adi Zarankin as a mediator, and the first mediation session was held on March 3, 2020. The Company agreed to participate in the mediation. Following the first mediation session, the mediator held separate meetings with the parties. The separate meeting with the Insurance Company's and the Company's attorneys was held on May 24, 2020.

On June 2, 2020 Mr. Gordon notified the mediator of the cessation of the mediation without an agreement.

On June 11, 2020, the Court held a pre-trial hearing. The Court ordered the parties to complete discovery proceeding within 30 days and to file testimony affidavits until October 14, 2020 (for Mr. Gordon) and until December 14, 2020 (for the Insurance Company).

Another pre-trial hearing is scheduled on January 11, 2021.

The Company did not record any provision with respect to this litigation.

8.	SEC v. Hurgin, Aurovsky, ACSI, and Ability Inc.

On July 3, 2018, the SEC issued Wells notices to the Company and its Significant Shareholders who are also officers and directors, in connection with the previously disclosed ongoing investigation of the SEC into the transaction with Cambridge, the restatement that occurred in May 2016, and financial and business information. The Wells notice indicated that the Staff of the SEC's Division of Enforcement has made a preliminary determination to recommend that the SEC authorize the institution of an enforcement action against the Company and its Significant Shareholders that would allege, among others, violations of Section 17(a) of the Securities Act, Sections 10(b) and 14(a) of the Exchange Act. A Wells notice is neither a formal allegation of wrongdoing nor a finding that any violations of law have occurred. Rather, it provides the Company and its Significant Shareholders with an opportunity to respond to issues raised by the SEC and offer their perspective prior to any SEC decision to institute proceedings. On August 10, 2018, the Company and its Significant Shareholders made Wells submissions in response to the Wells notices.

Following an investigation by the SEC, on June 18, 2019, a civil complaint was filed by the SEC against the Company, ACSI, and the Significant Shareholders, in the United States District Court for the Southern District of New York (the "Court"). The complaint is a civil enforcement action and alleges violations of Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 17(a) of the Securities Act, and Section 14(a) of the Exchange Act and Rule 14a-9 thereunder by Messrs. Hurgin, ACSI and the Company in connection with the Company's December 2015 transaction with Cambridge Capital Acquisition Corporation. As to Aurovsky, the complaint alleges a more narrow set of violations, specifically, Sections 17(a)(2) and (a)(3) of the Securities Act, and Exchange Act Section 14(a)(9) and Rule 14a-9 thereunder. The SEC seeks injunctive relief, disgorgement (with prejudgment interest), and civil penalties and in addition, with respect to Mr. Hurgin only, an officer and director bar.

On December 9, 2019, the Company and ACSI entered into a settlement with the SEC to resolve the SEC enforcement action against the Company and ACSI. The settlement was subject to the approval of the Court. Pursuant to the terms of the settlement, the Company and ACSI each consented to the entry of a judgment, without admitting or denying the substantive allegations of the complaint, that require them, subject to court approval, to refrain from violating Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 17(a) of the Securities Act, and Section 14(a) of the Exchange Act and Rule 14a-9 thereunder. The judgments, which were part of a "bifurcated settlement," provide that the amounts of the disgorgement, prejudgment interest and civil penalty, if any, will be determined at a future time by the Court, upon motion of the SEC. Under the judgments, solely for purposes of the motion to determine the amounts of monetary relief, the Company and ACSI cannot contest that there were securities violations, and the allegations of the complaint will be deemed true by the Court (again, solely for purposes of deciding the motion).

On December 10, 2019, the Court approved the settlement by entering the above-referenced judgments against the Company and ACSI. The litigation as to Hurgin and Aurovsky continued. The Company did not record any provision with respect to this litigation.

9.	IMOD investigation

On March 17, 2019, the IMOD informed the Company that it has ordered the suspension of the licenses granted to ASM under the Israeli Defense Export Control Law, 2007 (the "2007 Law"). In addition, on March 20, 2019, the IMOD decided to suspend the licenses which were granted to ASM and ACSI under the Order for the Supervision of Goods and Services (Engagement in Encryption Items), 1974. The abovementioned decisions arose in the course of an investigation which is ongoing, the details of which are subject to a gag order. On March 26, 2019, the IMOD made public the existence of the investigation and the suspensions.

Following hearing procedures and investigations made into ASM and ACSI by the Director of Security of the IMOD (the "Director of IMOD") and by the Israeli Defense Export Controls Agency on suspicion of breaches of the 2007 Law, the Unit of International Crime Investigations of the Israeli police, in a joint investigative team along with the Director of IMOD and the Israeli tax and customs authorities, are investigating offenses of fraud, smuggling, and money laundering on a significant scale allegedly committed by ASM and ACSI as part of their business activities. As part of this investigation, on September 15, 2019, arrests and searches were conducted. The Economic Department of the Israeli State Attorney's Office is accompanying the investigation. Any further details about the investigation are subject to a gag order.

The Company is reviewing the decisions of the IMOD and has limited information about the reasons for the IMOD decisions and the investigation. Based upon the limited information available to the Company at present, the Company believes that the decisions of the IMOD will have a limited impact on future orders. The Company did not record any provision with respect to this litigation.

10.	Levy Litigation

On October 15, 2015, plaintiff Brian Levy, purportedly on behalf of himself and all others similarly situated, filed a first amended class action and derivative complaint against Cambridge Holdco Corp., ACSI, the individual members of the board of directors of Cambridge Capital Acquisition Corp. ("Cambridge"), and Cambridge, and the Company as nominal defendants in case number 2015CA003339 in the Circuit Court of the 15th Judicial Circuit in Palm Beach County, Florida.

The complaint generally alleged, among other things, that the members of the Cambridge board of directors breached their fiduciary duties to Cambridge stockholders by approving the contemplated merger with ACSI, and that ACSI was aiding and abetting the Cambridge board of directors in the alleged breach of their fiduciary duties. The action sought injunctive relief, damages and reimbursement of fees and costs, among other remedies. On February 17, 2016, ACSI filed a motion and supporting memorandum of law to dismiss the plaintiff's amended complaint on the grounds that the Court lacked personal jurisdiction over ACSI; the derivative aiding and abetting claim was extinguished by the closing of the Business Combination and the claims against ACSI are insufficiently pleaded. On September 15, 2016, the Court granted the defendants' motion to dismiss in its entirety without prejudice, and the Judge dismissed the amended complaint. However, the court provided the plaintiff with 45 days within which to file a further amended complaint. On October 22, 2016, a second amended complaint was filed by the plaintiff. On January 17, 2017, the defendants filed a motion to dismiss the second amended complaint on multiple grounds, including various pleading deficiencies that the plaintiff has failed to adequately correct. On March 9, 2017, the plaintiff filed a response to the motion to dismiss.

On June 21, 2017, the Judge entered an order (the "June 21 Order") granting a partial motion to dismiss as to the counts against ACSI due to lack of personal jurisdiction over ACSI. ACSI was therefore dismissed from the case without prejudice, and it is unclear at this stage whether the plaintiff will attempt to bring ACSI directly back into the action in the future. On the other hand, pursuant to the Judge's ruling, the Company still remains as a necessary party and named defendant in the case. In the June 21 Order, the Judge also partially denied the motion to dismiss the second amended complaint, and the purported class action and derivative claims against the individual defendants for alleged breach of fiduciary duties, failure to disclose and ultra vires acts still remained pending.

On July 21, 2017, the Company and each of the individual defendants filed their answer and affirmative defenses raising numerous substantive and legal defenses to the alleged claims set forth in the second amended complaint. On August 7, 2017, plaintiff's counsel filed a motion for class certification and incorporated memorandum of law. The Company and defendants filed papers in opposition to such motion, and on March 13, 2018, the Court entered an order denying plaintiff's motion for class certification but allowing plaintiff to attempt to file a further amended complaint within 30 days after the order denying the request for class certification.

Plaintiff filed his Verified Third Amended Class Action and Derivative Complaint on April 12, 2018, asserting the same claims set forth in the Second Amended Complaint, and revising the proposed class definition. On May 2, 2018, plaintiff filed his Renewed Motion for Class Certification and Incorporated Memorandum of Law.

On June 27, 2018, the defendants filed a Motion to Dismiss the Third Amended Complaint seeking dismissal of the claims asserted on multiple grounds. On September 11, 2018, defendants filed their formal memorandum in opposition to plaintiff's renewed motion for class certification. The Court held an evidentiary hearing on the Renewed Motion for Class Certification on September 18, 2018

After the evidentiary hearing and oral argument, on October 16, 2018, the Judge entered the formal Order Denying plaintiff's Renewed Motion for Class Certification for multiple reasons, including the failure of plaintiff to satisfy the various requirements necessary for class certification and the failure of plaintiff to establish that he has any valid individual direct claim in light of the final class action settlement in New York and in light of plaintiff's decision to opt-into the New York class action. In the October 16, 2018 order, the Judge further ruled that the court will proceed to dismiss Counts I, II, III and VI of the Third Amended Complaint with prejudice, subject only to the resolution of any appeal filed by plaintiff challenging the final judgement in the New York federal court.

This case has now been formally resolved, and pursuant to the Joint Motion for Entry of Stipulated Order of Dismissal filed by counsel for the parties, the Court entered the Stipulated Order of Dismissal on March 6, 2019, wherein the Court dismissed all counts of the Third Amended Complaint with prejudice as to the plaintiff Brian Levy. ACSI recorded a recorded $200,000 provision as of December 31, 2018 with respect to this litigation and paid such amount on March 5, 2019.

11.	Israeli Arbitration

In January 2015, ACSI, Messrs. Anatoly Hurgin and Alexander Aurovsky, and a third-party plaintiff entered into an arbitration process, following a claim filed with the Tel Aviv Magistrates Court in October 2014 by the plaintiff against ACSI and its former shareholders, claiming a right to review ACSI's accounts and reserving the right to file a monetary claim. On September 14, 2016, the plaintiff presented the defendants with a settlement proposal for the resolution of all claims against the defendants and any entity affiliated with them in exchange of the full and final payment of an amount of NIS 8,450,000 (approximately $2,200,000 based on the exchange rate of $1.00 / NIS 3.845 in effect as of December 31, 2016), which was subsequently approved by the board of directors of the Company. On or about the time of the board meeting at which (among things) the settlement proposal was approved, the plaintiff made claims that the proposal did not include VAT and that a settlement agreement has not been entered into between the parties. This dispute was referred to a new arbitration process and on February 16, 2017 a settlement was reached, according to which the parties agreed that the plaintiff would receive a total of NIS 9,527,000 (approximately $2.5 million based on the exchange rate of $1.00 / NIS 3.845 in effect as of December 31, 2016), including VAT (which is equal to NIS 8,142,735 plus VAT). Thereafter, on February 20, 2017, such settlement was approved by the arbitrator and was made an arbitral award. Following the arbitral award and according to the determination of the Company board of directors, the Company and Messrs. Hurgin and Aurovsky appointed an independent legal expert acting as an arbitrator to make a final determination as to the allocation of the settlement amount between the Company and Messrs. Hurgin and Aurovsky. On March 30, 2017, and as clarified on April 13, 2017, the legal expert determined that Messrs. Hurgin and Aurovsky shall pay 30% of the settlement amount excluding VAT, and the Company shall be required to pay 70% of the settlement amount, and the entire VAT due. During the year ended December 31, 2017, the Company paid the entire settlement amount which was recorded during the year ended December 31, 2016 and in connection therewith, on April 19, 2017, each of Messrs. Hurgin and Aurovsky paid to the Company NIS 376,410 (approximately $98 thousand based on the exchange rate of $1.00 / NIS 3.845 in effect as of December 31, 2016), or a total of NIS 752,820 (approximately $196 thousand based on the exchange rate of $1.00 / NIS 3.845 in effect as of December 31, 2016) constituting their portion of the settlement amount.

b.	Lease commitments:

The Group has the following lease agreements:

1.	A 5-year lease agreement, with respect to an office space and a 2.5-year lease agreement with respect to an additional office space, both expired on November 30, 2017, with an option to extend for an additional five years.

The two leases were merged, and both options were exercised for an additional five year period until November 30, 2022 based on an aggregate monthly rent of NIS 44 (approximately $13 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019).

2.	A lease for an installation and quality assurance facility with an initial term from August 15, 2015 through August 15, 2016 which was extended until August 15, 2018. The Group had an option to extend the lease until August 15, 2019 which was not exercised by the Group. The monthly rent for the facility for the initial term and the option period is NIS 5 thousand (approximately $1 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019).

Under ASC 842, all leases with durations greater than 12 months, including non-cancellable operating leases, are now recognized on the balance sheet. The aggregated present value of lease agreements, net of deferred rent, is recorded as a long-term asset titled right-of-use assets. The corresponding lease liabilities are split between Lease liability short-term and Lease liability long-term.

Upon implementation of ASC 842, effective January 1, 2019, the Company recorded an increase in right-of-use assets obtained in exchange for lease obligations of $385 thousand on our opening balance sheet. Future minimum lease payments under non-cancellable operating leases as of December 31, 2019, are as follows:

December 31,
2019
(U.S. dollars in thousands)

Future minimum lease payments:
2020	$154
2021	154
2022	116
Total Future payments	$424
Less imputed interest	(107)
Net present value of future minimum lease payments	$317

Current year
Short-term lease liabilities	$138
Long-term lease liabilities	179
Net present value of future minimum lease payments	$317

Incremental Borrowing Rate	24.26%

In the years ended December 31, 2019, 2018 and 2017, the lease and rent expenses amounted to $154 thousand, $160 thousand and $130 thousand, respectively.

c.	Agreement with Telcostar:

On October 20, 2015 (the "Effective Date"), ACSI entered into a Reseller Agreement with Telcostar, a company incorporated in Singapore which, prior to being acquired by the Company, was a service provider and an owner and licensor of ULIN. Telcostar granted ACSI an exclusive and non-transferable right and license for three years to market, promote, advertise, sell and distribute Telcostar's products directly to customers worldwide, in consideration for 50% of ACSI's net income relating to those sales. The agreement sets minimum annual sales at $10.0 million. In case ACSI does not satisfy this minimum commitment at the end of any contract year, ACSI is required to pay Telcostar a 15% penalty against the shortfall amount (maximum $1.5 million per year). In order to secure minimum sales and penalty, it was also agreed that ACSI pay Telcostar monthly payments of $125 thousand.

On August 7, 2018, ACSI entered into an amendment to the Reseller Agreement which, effective as of October 20, 2018, extends the term of the Reseller Agreement until January 31, 2019. In addition, under the amendment, ACSI's minimum monthly commitment has been reduced from $125 thousand to 30 thousand Euros, effective as of October 20, 2018. As part of the amendment, the parties agreed to negotiate in good faith the acquisition of certain rights under the Reseller Agreement, with the intent that the terms of such acquisition shall be agreed upon on or prior to January 31, 2019.

On November 20, 2018, the Company entered into a Stock Purchase Agreement with a third-party (the "Seller") and Telcostar to purchase the outstanding shares of Telcostar, such agreement was pending, among other things, satisfactory due diligence by the Company.

On January 15, 2019, the Company, the Seller and Telcostar entered into an Amended and Restated Stock Purchase Agreement to purchase the outstanding shares of Telcostar. Immediately after the entry into the Amended and Restated Purchase Agreement, the Company completed the closing of the Amended and Restated Purchase Agreement (the "Closing") and issued an aggregate of 354,609 ordinary shares of the Company to certain designees of the Seller. In addition, the Company issued to the Seller three warrants, with each warrant exercisable for 100,000 ordinary shares of the Company at an exercise price of $3.807 per share. The first warrant is exercisable for 30 days from and after the first anniversary of the Closing, the second warrant is exercisable for 30 days from and after the second anniversary of the Closing, and the third warrant is exercisable for 30 days from and after the third anniversary of the Closing. As a result of the purchase, Telcostar became The Company's wholly-owned subsidiary commencing January 15, 2019. The total consideration of the purchase was $1,032 thousand which consisted of $5 thousand cash and an intangible asset of $1,027. The intangible asset net of accumulated amortization is presented within the 'Intangible asset, net' line item as part of the consolidated balance sheet as of December 31, 2019. For additional information, see Note 6.

Simultaneously with the Closing, the Reseller Agreement was terminated, and, as an additional condition to Closing, Telcostar, and a service provider to Telcostar (the "Provider"), who to the Company's knowledge is an affiliate of the Seller, entered into a services agreement (the "Services Agreement"), with an effective date of January 1, 2019. Pursuant to the terms of the Services Agreement and in the manner contemplated thereby, the Provider will provide Telcostar with certain services and resources relating to the ULIN business (the "Services"). As consideration for the provision of the Services, Telcostar will pay the Provider an amount equal to the Provider's actual cost of providing the Services, plus a 10% service fee. In addition to such amount, Telcostar shall reimburse the Provider for certain out-of-pocket costs. The Services Agreement also provides that Telcostar, or any of its affiliates, will have an option to purchase, in its sole discretion and at any time until December 31, 2019, the assets used in connection with the Services, and to hire or employ any of the employees or contractors to perform the Services, for the aggregate sum of $1,000. The Services Agreement shall terminate as of December 31, 2019, unless terminated earlier by either party, with either party allowed to terminate the Services Agreement in its sole discretion at any time without cause upon 90 days' written notice to the other party. The Services Agreement may also be terminated early by either party for material breach or insolvency. On October 1, 2019 a new Services Agreement, which provides for the same services, was entered into, with an affiliate of the Provider. It was effective as of November 1, 2019 and continues until December 31, 2020.